UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2016
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 31, 2016, Artisan Partners Asset Management Inc. (the “Company”) issued a press release announcing the availability of certain consolidated financial and operating results for the three and nine months ended September 30, 2016. Copies of the press release and the full earnings release are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.
The information furnished in this Item 2.02, including the exhibits incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated October 31, 2016
99.2	Earnings Release of Artisan Partners Asset Management Inc. dated October 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: October 31, 2016

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer